UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (DATE OF EARLIEST EVEN REPORTED):  AUGUST 29, 2003

                       COMMISSION FILE NUMBER: 333-93711


                        ICON Health & Fitness, Inc.
           (Exact Name of Registrant as Specified in its Charter)

          Delaware                                   87-0531206
(State or other jurisdiction of         (I.R.S. Employer Identification
 incorporation or organization)                          No.)


                      1500 South 1000 West, Logan, Utah 84321
              (Address and zip code of principal executive offices)

                                435 750-5000
             (Registrant's telephone number, including area code)

Item 9.  REGULATION FD DISCLOSURE

     On August 29, 2003, ICON Health & Fitness, Inc. announced by press release its earnings for the fourth quarter and fiscal year ended May 31, 2003. A copy off the press release is attached hereto as Exhibit 99.1.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 29, 2003, ICON Health & Fitness, Inc. announced by press release its earnings for the quarter and fiscal year ended May 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON Health & Fitness, Inc.

By:   /s/ S. Fred Beck
   -----------------------------
   S. Fred Beck
   Chief Financial Officer

Date:  August 29, 2003

                              EXHIBIT INDEX

Exhibit
Number      Description

99.1 Press Release of ICON Health & Fitness, Inc. dated August 29, 2003, reporting the Company's financial results for the fourth quarter of fiscal 2003 and the fiscal year ended May 31, 2003.